UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 4, 2005 (January 3, 2005)

UNITED NATIONAL GROUP, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	000-50511	98-0417107

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Walker House, 87 Mary Street
P.O. Box 908GT
George Town , Grand Cayman
Cayman Islands

(Address of principal executive offices)

Registrant’s telephone number, including area code (345) 949-0100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

     On January 4, 2005, United National Group, Ltd. (the “Company”) and Penn-America Group, Inc. issued a joint press release in which they announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with the proposed merger of Penn-America Group, Inc. and a subsidiary of U.N. Holdings II, Inc., an indirect, wholly owned subsidiary of the Company, expired at 11:59 p.m. on January 3, 2005, without further extension. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     c. Exhibits

Exhibit No.	Description
99.1	Joint press release of United National Group, Ltd. and Penn-America Group, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATIONAL GROUP, LTD.
Date: January 4, 2005	By:	/s/ Richard S. March
		Name:	Richard S. March
		Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint press release of United National Group, Ltd. and Penn-America Group, Inc.